EXHIBIT 99.2

FOURTH QUARTER 2010

Supplemental Operating and Financial Data

Camden College Park - College Park, MD
508 Apartment Homes
Currently 96% Occupied

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES FOURTH QUARTER
 AND FULL YEAR 2010 OPERATING RESULTS

Houston, TEXAS (February 3, 2011) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and twelve months ended December 31, 2010.

Funds from Operations (“FFO”)
FFO for the fourth quarter of 2010 totaled $0.73 per diluted share or $53.9 million, as compared to ($0.53) per diluted share or ($36.3) million for the same period in 2009.  FFO for the three months ended December 31, 2010 included a net $0.04 per diluted share impact from other income recognized as a result of the dissolution of a development joint venture, offset by an impairment associated with a technology investment.  FFO for the three months ended December 31, 2009 included a $1.24 per diluted share impact from impairment losses on land held for development and predevelopment investments.

FFO for the twelve months ended December 31, 2010 totaled $2.72 per diluted share or $194.3 million, as compared to $1.68 per diluted share or $109.9 million for the same period in 2009.  FFO for the twelve months ended December 31, 2010 included a net $0.04 per diluted share impact from other income recognized as a result of the dissolution of a development joint venture, offset by an impairment associated with a technology investment.  FFO for the twelve months ended December 31, 2009 included a $1.31 per diluted share impact from impairment losses on land held for development and predevelopment investments, and a $0.04 per diluted share impact from losses related to early retirement of debt.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported net income attributable to common shareholders (“EPS”) of $17.1 million or $0.24 per diluted share for the fourth quarter of 2010, as compared to a net loss of $79.3 million or $1.19 per diluted share for the same period in 2009.  EPS for the three months ended December 31, 2010 included a $0.13 per diluted share impact from the gain on sale of discontinued operations, and a net $0.04 per diluted share impact from other income recognized as a result of the dissolution of a development joint venture, offset by an impairment associated with a technology investment.  EPS for the three months ended December 31, 2009 included a $1.24 per diluted share impact from impairment losses on land held for development and predevelopment investments.

For the twelve months ended December 31, 2010, Camden reported net income attributable to common shareholders of $23.2 million or $0.33 per diluted share, as compared to a net loss of $50.8 million or $0.80 per diluted share for the same period in 2009.  EPS for the twelve months ended December 31, 2010 included a $0.14 per diluted share impact from the gain on sale of discontinued operations, and a net $0.05 per diluted share impact from other income recognized as a result of the dissolution of a development joint venture, offset by an impairment associated with a technology investment.  EPS for the twelve months ended December 31, 2009 included a $1.31 per diluted share impact from impairment losses on land held for development and predevelopment investments, a $0.27 per diluted share impact from gain on sale of discontinued operations, and a $0.04 per diluted share impact from losses related to early retirement of debt.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same-Property Results
For the 46,293 apartment homes included in consolidated same-property results, fourth quarter 2010 same-property net operating income (“NOI”) increased 0.1% compared to the fourth quarter of 2009, with revenues increasing 1.3% and expenses increasing 3.3%.  On a sequential basis, fourth quarter 2010 same-property NOI increased 3.4% compared to the third quarter of 2010, with revenues declining 0.3% and expenses declining 5.8% compared to the prior quarter.  On a full-year basis, 2010 same-property NOI declined 3.5%, with a revenue decline of 2.0% and expense growth of 0.4% compared to the same period in 2009.  Same-property physical occupancy levels for the combined portfolio averaged 93.5% during the fourth quarter of 2010, compared to 93.1% in the fourth quarter of 2009 and 94.3% in the third quarter of 2010.

The Company defines same-property communities as communities owned and stabilized as of January 1, 2009, excluding properties held for sale and communities under redevelopment.  A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

Acquisition Activity
Camden completed one acquisition during the quarter for approximately $23 million through its Multifamily Value Add Fund, in which it owns a 20% interest. The Fund acquired Camden South Bay, a 270-home stabilized apartment community located in Corpus Christi, TX.

In addition, on December 21, 2010, the Company acquired substantially all of the ownership of Camden Plaza and Camden College Park, two of the Company’s joint ventures, resulting in Camden’s ownership interest in each joint venture increasing from 30.0% to 99.9%.  The two communities had a combined value of $146 million, and the joint ventures were consolidated for financial reporting purposes on the acquisition date.  The Company did not record a gain or loss on these transactions, as the net consideration approximated the fair market value of the net assets received.

Disposition Activity
The Company disposed of two properties during the fourth quarter for a total of $104.0 million and a gain of $9.6 million:  Camden Westwind, a 464-home community in Ashburn, VA, and Camden Oasis, a 602-home apartment community in Euless, TX.

Development Activity
Construction was completed during the fourth quarter at Camden Ivy Hall, a $17 million joint venture community which is currently 68% leased.  Construction continued during the quarter on two wholly-owned development communities:  Camden Lake Nona, a $61 million project in Orlando, FL; and Camden Summerfield II, a $32 million project in Landover, MD.  Initial occupancy at these communities is scheduled for mid- to late 2011, with construction completions expected by early to mid-2012.  Subsequent to quarter-end, the Company began construction on Camden Royal Oaks II, a $14 million project in Houston, TX scheduled for initial occupancy in late 2011 with construction completion expected by mid-2012.

Camden has two additional joint venture communities which recently completed lease-up:  Belle Meade, a $38 million project that is currently 98% leased; and Braeswood Place, a $50 million project that is currently 91% leased.

The Company has eight additional development communities which may begin construction in 2011 or 2012.

Equity Issuance
During the fourth quarter, Camden issued 1,949,070 common shares through its at-the-market (“ATM”) share offering program at an average price of $50.55 per share, for total net consideration of approximately $97.0 million.  During full-year 2010, Camden issued a total of 4,867,705 common shares through its ATM program at an average price of $48.37 per share, for total net consideration of approximately $231.7 million.  Subsequent to quarter-end, Camden issued an additional 71,343 common shares at an average price of $54.06 per share, for total net consideration of approximately $3.8 million, relating to trades executed in December 2010 but settled in January 2011.

Earnings Guidance
Camden provided initial earnings guidance for 2011 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2011 FFO is expected to be $2.70 to $3.00 per diluted share, and full-year 2011 EPS is expected to be $0.20 to $0.50 per diluted share.  First quarter 2011 earnings guidance is $0.65 to $0.69 per diluted share for FFO and $0.01 to $0.05 per diluted share for EPS.  Guidance for EPS excludes potential future gains on the sale of properties.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s initial 2011 earnings guidance is based on projections of same-property revenue growth between 3.25% and 5.0%, expense growth between 2.5% and 3.5%, and NOI growth between 4.0% and 6.0%.  Additional information on the Company’s 2011 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, February 4, 2011 at 11:00 a.m. Central Time to review its fourth quarter and full-year 2010 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (Domestic) or (412) 317-9250 (International) by 10:50 a.m. Central Time and enter passcode: 5729208, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities.  Camden owns interests in and operates 186 properties containing 63,316 apartment homes across the United States.  Upon completion of two properties under development, the Company’s portfolio will increase to 63,923 apartment homes in 188 properties.  Camden was recently named by FORTUNE® Magazine for the fourth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #7.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
	(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended December 31,				Twelve Months Ended December 31,
	2010		2009		2010		2009
Total property revenues (a)	$155,387		$150,161		$610,404		$612,010

EBITDA	88,581		82,739		330,267		334,249

Net income attributable to common shareholders	17,147		(79,286)		23,216		(50,800)
Per share - basic	0.24		(1.19)		0.33		(0.80)
Per share - diluted	0.24		(1.19)		0.33		(0.80)

Income from continuing operations attributable to common shareholders	6,795		(80,150)		10,121		(72,788)
Per share - basic	0.09		(1.20)		0.14		(1.15)
Per share - diluted	0.09		(1.20)		0.14		(1.15)

Funds from operations	53,948		(36,319)		194,309		109,947
Per share - diluted	0.73		(0.53)		2.72		1.68

Dividends per share	0.45		0.45		1.80		2.05
Dividend payout ratio (b)	60.5%		63.4%		65.8%		68.6%

Interest expensed (including discontinued operations)	30,815		30,932		125,893		128,296
Interest capitalized	1,721		2,720		5,687		10,298
Total interest incurred	32,536		33,652		131,580		138,594

Principal amortization	1,273		1,125		4,674		6,445
Preferred distributions	1,750		1,750		7,000		7,000

Interest expense coverage ratio	2.9	x	2.7	x	2.6	x	2.6	x
Total interest coverage ratio	2.7	x	2.5	x	2.5	x	2.4	x
Fixed charge expense coverage ratio	2.6	x	2.4	x	2.4	x	2.4	x
Total fixed charge coverage ratio	2.5	x	2.3	x	2.3	x	2.2	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	2.7	x	2.4	x	2.7	x	2.4	x

Same property NOI increase (decrease) (c)	0.1%		(5.5%)		(3.5%)		(6.0%)
(# of apartment homes included)	46,293		42,670		46,293		42,670

Gross turnover of apartment homes (annualized)	58%		62%		64%		69%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	50%		52%		55%		58%

					As of December 31,
					2010		2009
Total assets					$4,699,737		$4,607,999
Total debt					$2,563,754		$2,625,199
Common and common equivalent shares, outstanding end of period (d)					74,795		69,190
Share price, end of period					$53.98		$42.37
Preferred units, end of period					$97,925		$97,925
Book equity value, end of period (e)					$1,855,298		$1,706,938
Market equity value, end of period (e)					$4,137,434		$3,031,580

(a) Excludes discontinued operations.

(b)  Excludes ($0.01) and ($0.01) per diluted share in the fourth quarter 2010 and year to date 2010, respectively, for non-cash impairments related to technology investments. Excludes ($1.24) and ($1.31) per diluted share in the fourth quarter 2009 and year to date 2009, respectively, for non-cash impairments on land held for development and pre-development activities.

(c) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under major redevelopment.

(d)  Includes at December 31, 2010: 72,269 common shares (including 643 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (2,526).

(e) Includes: common shares, preferred and common units, and common share equivalents.

Note:  Please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
OPERATING DATA	2010	2009	2010	2009
Property revenues
Rental revenues	$133,929	$128,995	$524,305	$527,429
Other property revenues	21,458	21,166	86,099	84,581
Total property revenues	155,387	150,161	610,404	612,010

Property expenses
Property operating and maintenance	44,989	41,213	179,644	172,397
Real estate taxes	15,089	15,631	67,856	69,674
Total property expenses	60,078	56,844	247,500	242,071

Non-property income
Fee and asset management income	2,144	1,915	8,172	8,008
Interest and other income	4,596	412	8,584	2,826
Income on deferred compensation plans	4,763	2,907	11,581	14,609
Total non-property income	11,503	5,234	28,337	25,443

Other expenses
Property management	4,988	5,016	19,982	18,864
Fee and asset management	1,230	1,366	4,841	4,878
General and administrative	8,423	8,233	30,762	31,243
Interest	30,815	30,932	125,893	128,296
Depreciation and amortization	44,837	43,073	172,849	171,322
Amortization of deferred financing costs	1,478	1,569	4,102	3,925
Expense on deferred compensation plans	4,763	2,907	11,581	14,609
Total other expenses	96,534	93,096	370,010	373,137

Gain on sale of properties, including land	-	-	236	-
Loss on early retirement of debt	-	-	-	(2,550)
Impairment associated with land development activities	-	(85,614)	-	(85,614)
Impairment provision for technology investments	(1,000)	-	(1,000)	-
Equity in income (loss) of joint ventures	(54)	103	(839)	695
Income from continuing operations before income taxes	9,224	(80,056)	19,628	(65,224)
Income tax expense - current	(295)	(195)	(1,581)	(967)
Income from continuing operations	8,929	(80,251)	18,047	(66,191)
Income from discontinued operations	738	864	3,481	5,101
Gain on sale of discontinued operations	9,614	-	9,614	16,887
Net income	19,281	(79,387)	31,142	(44,203)
Less (income) loss allocated to noncontrolling interests from continuing operations	(384)	1,851	(926)	403
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(7,000)	(7,000)
Net income attributable to common shareholders	$17,147	($79,286)	$23,216	($50,800)

CONDENSED CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME
Net income	$19,281	($79,387)	$31,142	($44,203)
Other comprehensive income (loss)
Unrealized gain (loss) on cash flow hedging activities	490	(1,984)	(19,059)	(12,291)
Reclassification of net losses on cash flow hedging activities	5,897	5,750	23,385	22,192
Unrealized gain on available-for-sale securities, net of tax	1,392	-	3,306	-
Unrealized gain on postretirement obligations	65	-	65	-
Comprehensive income (loss)	27,125	(75,621)	38,839	(34,302)
Less (income) loss allocated to noncontrolling interests from continuing operations	(384)	1,851	(926)	403
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(7,000)	(7,000)
Comprehensive income (loss) attributable to common shareholders	$24,991	($75,520)	$30,913	($40,899)

PER SHARE DATA
Net income (loss) attributable to common shareholders - basic	$0.24	($1.19)	$0.33	($0.80)
Net income (loss) attributable to common shareholders - diluted	0.24	(1.19)	0.33	(0.80)
Income (loss) from continuing operations attributable to common shareholders - basic	0.09	(1.20)	0.14	(1.15)
Income (loss) from continuing operations attributable to common shareholders - diluted	0.09	(1.20)	0.14	(1.15)

Weighted average number of common and
common equivalent shares outstanding:
Basic	70,716	66,134	68,608	62,359
Diluted	71,587	66,134	68,957	62,359

Note:  Please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
FUNDS FROM OPERATIONS	2010	2009	2010	2009

Net income (loss) attributable to common shareholders	$17,147	($79,286)	$23,216	($50,800)
Real estate depreciation from continuing operations	43,550	41,927	167,949	167,120
Real estate depreciation from discontinued operations	435	846	2,711	3,360
Adjustments for unconsolidated joint ventures	2,190	1,988	8,943	7,800
Income (loss) allocated to noncontrolling interests	240	(1,794)	1,104	(646)
Gain on sale of discontinued operations	(9,614)	-	(9,614)	(16,887)
Funds from operations - diluted	$53,948	($36,319)	$194,309	$109,947

PER SHARE DATA
Funds from operations - diluted	$0.73	($0.53)	$2.72	$1.68
Cash distributions	0.45	0.45	1.80	2.05

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	73,847	69,119	71,552	65,266

PROPERTY DATA
Total operating properties (end of period) (a)	186	183	186	183
Total operating apartment homes in operating properties (end of period) (a)	63,316	63,286	63,316	63,286
Total operating apartment homes (weighted average)	50,970	50,515	50,794	50,608
Total operating apartment homes - excluding discontinued operations (weighted average)	50,194	49,449	49,801	49,206

(a) Includes joint ventures and properties held for sale.

Note:  Please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
	(In thousands)

(Unaudited)	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2010	2010	2010	2010	2009
ASSETS
Real estate assets, at cost
Land	$760,397	$763,559	$746,195	$748,604	$747,921
Buildings and improvements	4,680,361	4,613,036	4,521,376	4,527,523	4,512,124
	5,440,758	5,376,595	5,267,571	5,276,127	5,260,045
Accumulated depreciation	(1,292,924)	(1,263,173)	(1,221,422)	(1,191,604)	(1,149,056)
Net operating real estate assets	4,147,834	4,113,422	4,046,149	4,084,523	4,110,989
Properties under development and land	206,919	198,377	199,012	196,371	201,581
Investments in joint ventures	27,632	33,226	50,392	42,994	43,542
Properties held for sale, including land	-	9,737	9,692	-	-
Total real estate assets	4,382,385	4,354,762	4,305,245	4,323,888	4,356,112
Accounts receivable - affiliates	31,895	32,269	31,993	32,657	36,112
Notes receivable - affiliates	3,194	17,509	38,478	46,118	45,847
Other assets, net (a)	106,175	105,950	87,371	92,983	102,114
Cash and cash equivalents	170,575	91,071	128,155	28,553	64,156
Restricted cash	5,513	5,174	3,738	3,680	3,658
Total assets	$4,699,737	$4,606,735	$4,594,980	$4,527,879	$4,607,999

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$1,507,757	$1,507,858	$1,590,287	$1,590,473	$1,645,926
Secured	1,055,997	1,034,354	981,816	980,188	979,273
Accounts payable and accrued expenses	81,556	82,598	63,663	69,858	74,420
Accrued real estate taxes	22,338	40,340	28,416	17,005	23,241
Other liabilities (b)	141,496	144,146	137,020	138,136	145,176
Distributions payable	35,295	34,548	34,275	33,403	33,025
Total liabilities	2,844,439	2,843,844	2,835,477	2,829,063	2,901,061

Commitments and contingencies

Perpetual preferred units	97,925	97,925	97,925	97,925	97,925

Shareholders' equity
Common shares of beneficial interest	824	804	798	778	770
Additional paid-in capital	2,775,625	2,673,606	2,641,354	2,548,722	2,525,656
Distributions in excess of net income attributable to common shareholders	(595,317)	(580,046)	(550,039)	(520,798)	(492,571)
Notes receivable secured by common shares	-	-	(102)	(101)	(101)
Treasury shares, at cost	(461,255)	(461,255)	(461,517)	(461,517)	(462,188)
Accumulated other comprehensive loss (c)	(33,458)	(41,302)	(43,718)	(42,093)	(41,155)
Total common shareholders' equity	1,686,419	1,591,807	1,586,776	1,524,991	1,530,411
Noncontrolling interest	70,954	73,159	74,802	75,900	78,602
Total shareholders' equity	1,757,373	1,664,966	1,661,578	1,600,891	1,609,013
Total liabilities and shareholders' equity	$4,699,737	$4,606,735	$4,594,980	$4,527,879	$4,607,999

(a) includes:
net deferred charges of:	$13,336	$14,892	$10,193	$10,704	$11,113

(b) includes:
deferred revenues of:	$2,332	$2,347	$2,467	$2,467	$2,664
distributions in excess of investments in joint ventures of:	$32,288	$34,045	$33,074	$32,195	$31,410
fair value adjustment of derivative instruments:	$36,898	$43,267	$43,757	$42,119	$41,083

(c) Represents the fair value adjustment of derivative instruments, gain on post retirement obligations and unrealized gain on available-for-sale securities, net of tax.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT DECEMBER 31, 2010 (in apartment homes)

	"Same Property"	Non-"Same Property"	Fully Consolidated	Joint Venture	Stabilized Operating	Completed in Lease-up	Total Operating	Under Construction	Total
D.C. Metro (a)	4,061	1,543	5,604	-	5,604	-	5,604	187	5,791
Houston, TX (b)	4,188	798	4,986	1,641	6,627	340	6,967	-	6,967
Tampa, FL	5,503	-	5,503	-	5,503	-	5,503	-	5,503
Las Vegas, NV	3,969	-	3,969	4,047	8,016	-	8,016	-	8,016
SE Florida	2,520	-	2,520	-	2,520	-	2,520	-	2,520
Dallas, TX	4,545	516	5,061	456	5,517	-	5,517	-	5,517
Los Angeles/Orange County, CA	1,770	290	2,060	421	2,481	-	2,481	-	2,481
Charlotte, NC	3,418	156	3,574	-	3,574	-	3,574	-	3,574
Orlando, FL	3,296	261	3,557	-	3,557	-	3,557	420	3,977
Atlanta, GA (b)	3,202	-	3,202	-	3,202	110	3,312	-	3,312
Raleigh, NC	2,704	-	2,704	-	2,704	-	2,704	-	2,704
Denver, CO	1,851	-	1,851	320	2,171	-	2,171	-	2,171
San Diego/Inland Empire, CA	1,196	-	1,196	-	1,196	-	1,196	-	1,196
Austin, TX	1,645	208	1,853	601	2,454	-	2,454	-	2,454
Phoenix, AZ	1,441	-	1,441	992	2,433	-	2,433	-	2,433
Other	984	816	1,800	3,507	5,307	-	5,307	-	5,307

Total Portfolio	46,293	4,588	50,881	11,985	62,866	450	63,316	607	63,923

(a)	D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.
(b)	340 units completed in lease-up in Houston, TX and 110 units completed in lease-up in Atlanta, GA are held through joint venture investments.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (e)

	"Same
	Property"	Operating	Incl. JVs at	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	Communities	Communities (c)	Pro Rata % (d)	2010	2010	2010	2010	2009
D.C. Metro	15.7%	18.2%	17.7%	95.2%	96.4%	95.8%	94.1%	94.1%
Houston, TX	8.9%	9.2%	10.3%	91.8%	93.4%	93.8%	93.7%	93.3%
Tampa, FL	9.5%	8.5%	8.1%	93.9%	93.8%	93.5%	92.7%	92.6%
Las Vegas, NV	6.9%	6.2%	6.9%	90.9%	92.3%	92.3%	92.0%	90.6%
SE Florida	8.1%	7.1%	6.8%	95.0%	95.0%	95.1%	95.6%	94.6%
Dallas, TX	6.6%	6.6%	6.4%	93.1%	92.5%	91.6%	90.6%	90.9%
Los Angeles/Orange County, CA	6.1%	6.5%	6.4%	92.7%	93.3%	94.2%	93.5%	94.1%
Charlotte, NC	6.2%	5.9%	5.6%	94.3%	95.1%	95.2%	94.5%	94.0%
Orlando, FL	6.0%	6.1%	5.8%	93.6%	94.0%	93.2%	93.0%	92.8%
Atlanta, GA	5.8%	5.2%	5.0%	92.9%	94.2%	94.2%	92.6%	93.0%
Raleigh, NC	5.1%	4.6%	4.4%	93.9%	95.1%	94.5%	93.2%	92.9%
Denver, CO	4.1%	3.8%	3.9%	93.9%	95.7%	95.3%	92.3%	93.1%
San Diego/Inland Empire, CA	3.7%	3.4%	3.3%	91.7%	92.6%	94.3%	93.7%	92.4%
Austin, TX	2.7%	2.8%	2.8%	93.7%	94.8%	93.7%	93.0%	93.3%
Phoenix, AZ	2.4%	2.1%	2.2%	92.1%	92.0%	92.0%	93.2%	91.6%
Other	2.2%	3.8%	4.4%	93.3%	94.6%	95.0%	93.8%	93.8%

Total Portfolio	100.0%	100.0%	100.0%	93.1%	94.0%	93.8%	93.1%	92.7%

(c)	Operating communities include fully-consolidated communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(d)	Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(e)	Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up, under development, or under major redevelopment.

CAMDEN	COMPONENTS OF
PROPERTY NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended December 31,			Twelve Months Ended December 31,
Property Revenues	Homes	2010	2009	Change	2010	2009	Change
"Same Property" Communities (a)	46,293	$140,274	$138,429	$1,845	$557,542	$568,926	($11,384)
Non-"Same Property" Communities (b)	4,588	14,275	10,671	3,604	48,596	38,265	10,331
Development and Lease-Up Communities (c)	607	-	-	-	-	-	-
Other (d)	-	838	1,061	(223)	4,266	4,819	(553)
Total Property Revenues	51,488	$155,387	$150,161	$5,226	$610,404	$612,010	($1,606)

Property Expenses
"Same Property" Communities (a)	46,293	$53,960	$52,219	$1,741	$223,528	$222,689	$839
Non-"Same Property" Communities (b)	4,588	4,961	3,795	1,166	18,987	15,954	3,033
Development and Lease-Up Communities (c)	607	-	-	-	-	-	-
Other (d)	-	1,157	830	327	4,985	3,428	1,557
Total Property Expenses	51,488	$60,078	$56,844	$3,234	$247,500	$242,071	$5,429

Property Net Operating Income
"Same Property" Communities (a)	46,293	$86,314	$86,210	$104	$334,014	$346,237	($12,223)
Non-"Same Property" Communities (b)	4,588	9,314	6,876	2,438	29,609	22,311	7,298
Development and Lease-Up Communities (c)	607	-	-	-	-	-	-
Other (d)	-	(319)	231	(550)	(719)	1,391	(2,110)
Total Property Net Operating Income	51,488	$95,309	$93,317	$1,992	$362,904	$369,939	($7,035)

Income from Discontinued Operations (e)	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
Property Revenues	$2,240	$2,902	$10,774	$14,324
Property Expenses	1,067	1,192	4,582	5,863
Property Net Operating Income	1,173	1,710	6,192	8,461
Depreciation and Amortization	(435)	(846)	(2,711)	(3,360)
Gain on sale of discontinued operations	9,614	-	9,614	16,887
Income from Discontinued Operations	$10,352	$864	$13,095	$21,988

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under major redevelopment.
(b)
Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2009, or communities which underwent major redevelopment after January 1, 2009, excluding properties held for sale.

(c)
Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2009, excluding properties held for sale and communities under major redevelopment.

(d)	"Other" includes results from non-multifamily rental properties and expenses related to land holdings no longer under active development.
(e)	Represents operating results for communities disposed of during 2009 and 2010, of which Camden has no continuing involvement.

"SAME PROPERTY"
CAMDEN	FOURTH QUARTER COMPARISONS
DECEMBER 31, 2010
(In thousands, except property data amounts)

(Unaudited)

		Revenues			Expenses			NOI
Quarterly Results (a)	4Q10	4Q09	Growth	4Q10	4Q09	Growth	4Q10	4Q09	Growth

D.C. Metro	$19,238	$18,134	6.1%	$5,654	$5,573	1.5%	$13,584	$12,561	8.1%
Houston, TX	12,344	12,666	(2.5%)	4,643	4,628	0.3%	7,701	8,038	(4.2%)
Tampa, FL	13,989	13,660	2.4%	5,818	5,968	(2.5%)	8,171	7,692	6.2%
Las Vegas, NV	9,712	10,136	(4.2%)	3,781	3,914	(3.4%)	5,931	6,222	(4.7%)
SE Florida	11,139	10,608	5.0%	4,161	3,830	8.6%	6,978	6,778	3.0%
Dallas, TX	10,685	10,766	(0.8%)	4,990	4,600	8.5%	5,695	6,166	(7.6%)
Los Angeles/Orange County, CA	8,100	8,262	(2.0%)	2,825	2,702	4.6%	5,275	5,560	(5.1%)
Charlotte, NC	9,013	9,088	(0.8%)	3,699	3,485	6.1%	5,314	5,603	(5.2%)
Orlando, FL	8,561	8,486	0.9%	3,376	3,340	1.1%	5,185	5,146	0.8%
Atlanta, GA	8,695	8,632	0.7%	3,721	3,381	10.1%	4,974	5,251	(5.3%)
Raleigh, NC	6,921	6,711	3.1%	2,498	2,428	2.9%	4,423	4,283	3.3%
Denver, CO	5,477	5,184	5.7%	1,890	1,778	6.3%	3,587	3,406	5.3%
San Diego/Inland Empire, CA	5,426	5,354	1.3%	2,186	2,175	0.5%	3,240	3,179	1.9%
Austin, TX	4,247	4,159	2.1%	1,935	1,731	11.8%	2,312	2,428	(4.8%)
Phoenix, AZ	3,709	3,656	1.4%	1,665	1,578	5.5%	2,044	2,078	(1.6%)
Other	3,018	2,927	3.1%	1,118	1,108	0.9%	1,900	1,819	4.5%

Total Same Property	$140,274	$138,429	1.3%	$53,960	$52,219	3.3%	$86,314	$86,210	0.1%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	4Q10	4Q09	Change	4Q10	4Q09	Change

D.C. Metro	4,061		15.7%	95.7%	95.0%	0.7%	$1,478	$1,409	4.9%
Houston, TX	4,188		8.9%	91.6%	93.1%	(1.5%)	956	969	(1.3%)
Tampa, FL	5,503		9.5%	93.9%	92.6%	1.3%	755	744	1.4%
Las Vegas, NV	3,969		6.9%	91.9%	91.5%	0.4%	762	804	(5.2%)
SE Florida	2,520		8.1%	95.0%	94.6%	0.4%	1,396	1,334	4.6%
Dallas, TX	4,545		6.6%	93.9%	92.4%	1.5%	714	717	(0.4%)
Los Angeles/Orange County, CA	1,770		6.1%	93.1%	94.2%	(1.1%)	1,499	1,513	(0.9%)
Charlotte, NC	3,418		6.2%	94.3%	94.0%	0.3%	805	799	0.7%
Orlando, FL	3,296		6.0%	93.5%	92.7%	0.8%	795	793	0.3%
Atlanta, GA	3,202		5.8%	92.9%	93.0%	(0.1%)	842	823	2.4%
Raleigh, NC	2,704		5.1%	93.9%	92.9%	1.0%	770	737	4.4%
Denver, CO	1,851		4.1%	94.3%	93.0%	1.3%	910	876	3.9%
San Diego/Inland Empire, CA	1,196		3.7%	91.7%	92.4%	(0.7%)	1,484	1,454	2.0%
Austin, TX	1,645		2.7%	93.9%	92.9%	1.0%	777	759	2.5%
Phoenix, AZ	1,441		2.4%	92.3%	92.3%	0.0%	774	760	1.8%
Other	984		2.2%	92.6%	94.3%	(1.7%)	958	920	4.1%

Total Same Property	46,293		100.0%	93.5%	93.1%	0.4%	$941	$928	1.4%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

"SAME PROPERTY"
CAMDEN	SEQUENTIAL QUARTER COMPARISONS
DECEMBER 31, 2010
(In thousands, except property data amounts)

(Unaudited)

		Revenues			Expenses			NOI
Quarterly Results (a)	4Q10	3Q10	Growth	4Q10	3Q10	Growth	4Q10	3Q10	Growth

D.C. Metro	$19,238	$19,138	0.5%	$5,654	$5,695	(0.7%)	$13,584	$13,443	1.0%
Houston, TX	12,344	12,552	(1.7%)	4,643	5,267	(11.8%)	7,701	7,285	5.7%
Tampa, FL	13,989	13,993	(0.0%)	5,818	6,420	(9.4%)	8,171	7,573	7.9%
Las Vegas, NV	9,712	9,985	(2.7%)	3,781	3,929	(3.8%)	5,931	6,056	(2.1%)
SE Florida	11,139	10,907	2.1%	4,161	4,460	(6.7%)	6,978	6,447	8.2%
Dallas, TX	10,685	10,706	(0.2%)	4,990	5,264	(5.2%)	5,695	5,442	4.6%
Los Angeles/Orange County, CA	8,100	8,200	(1.2%)	2,825	2,887	(2.1%)	5,275	5,313	(0.7%)
Charlotte, NC	9,013	9,085	(0.8%)	3,699	3,925	(5.8%)	5,314	5,160	3.0%
Orlando, FL	8,561	8,563	(0.0%)	3,376	3,697	(8.7%)	5,185	4,866	6.6%
Atlanta, GA	8,695	8,741	(0.5%)	3,721	3,836	(3.0%)	4,974	4,905	1.4%
Raleigh, NC	6,921	6,957	(0.5%)	2,498	2,667	(6.3%)	4,423	4,290	3.1%
Denver, CO	5,477	5,507	(0.5%)	1,890	2,021	(6.5%)	3,587	3,486	2.9%
San Diego/Inland Empire, CA	5,426	5,449	(0.4%)	2,186	2,296	(4.8%)	3,240	3,153	2.8%
Austin, TX	4,247	4,250	(0.1%)	1,935	2,072	(6.6%)	2,312	2,178	6.2%
Phoenix, AZ	3,709	3,673	1.0%	1,665	1,697	(1.9%)	2,044	1,976	3.4%
Other	3,018	3,040	(0.7%)	1,118	1,166	(4.1%)	1,900	1,874	1.4%

Total Same Property	$140,274	$140,746	(0.3%)	$53,960	$57,299	(5.8%)	$86,314	$83,447	3.4%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	4Q10	3Q10	Change	4Q10	3Q10	Change

D.C. Metro	4,061		15.7%	95.7%	96.8%	(1.1%)	$1,478	$1,453	1.7%
Houston, TX	4,188		8.9%	91.6%	93.2%	(1.6%)	956	956	0.1%
Tampa, FL	5,503		9.5%	93.9%	93.8%	0.1%	755	747	1.0%
Las Vegas, NV	3,969		6.9%	91.9%	92.9%	(1.0%)	762	771	(1.1%)
SE Florida	2,520		8.1%	95.0%	95.0%	0.0%	1,396	1,365	2.3%
Dallas, TX	4,545		6.6%	93.9%	94.4%	(0.5%)	714	709	0.8%
Los Angeles/Orange County, CA	1,770		6.1%	93.1%	93.3%	(0.2%)	1,499	1,498	0.1%
Charlotte, NC	3,418		6.2%	94.3%	95.0%	(0.7%)	805	798	0.8%
Orlando, FL	3,296		6.0%	93.5%	94.0%	(0.5%)	795	784	1.4%
Atlanta, GA	3,202		5.8%	92.9%	94.2%	(1.3%)	842	835	0.9%
Raleigh, NC	2,704		5.1%	93.9%	95.1%	(1.2%)	770	758	1.5%
Denver, CO	1,851		4.1%	94.3%	95.4%	(1.1%)	910	900	1.1%
San Diego/Inland Empire, CA	1,196		3.7%	91.7%	92.6%	(0.9%)	1,484	1,476	0.5%
Austin, TX	1,645		2.7%	93.9%	94.9%	(1.0%)	777	765	1.7%
Phoenix, AZ	1,441		2.4%	92.3%	92.4%	(0.1%)	774	764	1.2%
Other	984		2.2%	92.6%	93.5%	(0.9%)	958	950	0.8%

Total Same Property	46,293		100.0%	93.5%	94.3%	(0.8%)	$941	$932	1.0%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

"SAME PROPERTY"
CAMDEN	YEAR TO DATE COMPARISONS
DECEMBER 31, 2010
(In thousands, except property data amounts)

(Unaudited)

		Revenues			Expenses			NOI
Year to Date Results (a)	2010	2009	Growth	2010	2009	Growth	2010	2009	Growth

D.C. Metro	$74,988	$72,990	2.7%	$23,022	$22,726	1.3%	$51,966	$50,264	3.4%
Houston, TX	49,934	51,850	(3.7%)	20,413	20,729	(1.5%)	29,521	31,121	(5.1%)
Tampa, FL	55,458	56,342	(1.6%)	25,257	26,215	(3.7%)	30,201	30,127	0.2%
Las Vegas, NV	39,697	42,854	(7.4%)	15,521	15,737	(1.4%)	24,176	27,117	(10.8%)
SE Florida	43,581	43,868	(0.7%)	17,138	17,395	(1.5%)	26,443	26,473	(0.1%)
Dallas, TX	42,549	44,224	(3.8%)	20,398	20,225	0.9%	22,151	23,999	(7.7%)
Los Angeles/Orange County, CA	32,644	34,263	(4.7%)	11,084	10,830	2.3%	21,560	23,433	(8.0%)
Charlotte, NC	36,115	37,271	(3.1%)	15,218	14,668	3.7%	20,897	22,603	(7.5%)
Orlando, FL	34,051	35,082	(2.9%)	14,518	14,528	(0.1%)	19,533	20,554	(5.0%)
Atlanta, GA	34,507	35,413	(2.6%)	14,956	14,185	5.4%	19,551	21,228	(7.9%)
Raleigh, NC	27,372	27,413	(0.1%)	10,314	10,172	1.4%	17,058	17,241	(1.1%)
Denver, CO	21,483	21,381	0.5%	7,502	7,254	3.4%	13,981	14,127	(1.0%)
San Diego/Inland Empire, CA	21,736	21,786	(0.2%)	9,006	8,922	0.9%	12,730	12,864	(1.0%)
Austin, TX	16,706	16,924	(1.3%)	8,049	8,010	0.5%	8,657	8,914	(2.9%)
Phoenix, AZ	14,732	15,253	(3.4%)	6,528	6,374	2.4%	8,204	8,879	(7.6%)
Other	11,989	12,012	(0.2%)	4,604	4,719	(2.4%)	7,385	7,293	1.3%

Total Same Property	$557,542	$568,926	(2.0%)	$223,528	$222,689	0.4%	$334,014	$346,237	(3.5%)

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included		Contribution (a)	2010	2009	Change	2010	2009	Change

D.C. Metro	4,061		15.6%	95.8%	95.1%	0.7%	$1,441	$1,420	1.4%
Houston, TX	4,188		8.8%	93.1%	94.8%	(1.7%)	956	983	(2.7%)
Tampa, FL	5,503		9.0%	93.5%	93.1%	0.4%	745	761	(2.0%)
Las Vegas, NV	3,969		7.2%	92.5%	92.8%	(0.3%)	775	842	(8.0%)
SE Florida	2,520		7.9%	95.2%	94.8%	0.4%	1,360	1,364	(0.3%)
Dallas, TX	4,545		6.6%	93.7%	93.7%	0.0%	708	735	(3.6%)
Los Angeles/Orange County, CA	1,770		6.5%	93.3%	93.7%	(0.4%)	1,497	1,564	(4.2%)
Charlotte, NC	3,418		6.3%	94.7%	93.5%	1.2%	797	834	(4.5%)
Orlando, FL	3,296		5.8%	93.4%	93.5%	(0.1%)	787	819	(4.0%)
Atlanta, GA	3,202		5.9%	93.5%	93.3%	0.2%	828	850	(2.6%)
Raleigh, NC	2,704		5.1%	94.2%	93.9%	0.3%	752	750	0.3%
Denver, CO	1,851		4.2%	94.4%	94.3%	0.1%	891	887	0.4%
San Diego/Inland Empire, CA	1,196		3.8%	93.1%	93.0%	0.1%	1,467	1,479	(0.8%)
Austin, TX	1,645		2.6%	93.9%	93.5%	0.4%	762	777	(1.9%)
Phoenix, AZ	1,441		2.5%	92.7%	91.8%	0.9%	764	800	(4.5%)
Other	984		2.2%	94.0%	94.4%	(0.4%)	936	934	0.3%

Total Same Property	46,293		100.0%	93.8%	93.7%	0.1%	$929	$951	(2.3%)

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

"SAME PROPERTY" OPERATING EXPENSE
CAMDEN	DETAIL AND COMPARISONS
DECEMBER 31, 2010
(In thousands, except property data amounts)

(Unaudited)
					% of Actual 4Q10 Operating
Quarterly Comparison (a)	4Q10	4Q09	$ Change	% Change	Expenses

Property taxes	$13,148	$14,153	($1,005)	(7.1%)	24.4%
Salaries and Benefits for On-site Employees	12,954	11,928	1,026	8.6%	24.0%
Utilities	12,691	11,703	988	8.4%	23.5%
Repairs and Maintenance	8,600	8,447	153	1.8%	16.0%
Property Insurance	2,984	2,659	325	12.2%	5.5%
Other	3,583	3,329	254	7.7%	6.6%

Total Same Property	$53,960	$52,219	$1,741	3.3%	100.0%

					% of Actual 4Q10 Operating
Sequential Comparison (a)	4Q10	3Q10	$ Change	% Change	Expenses

Property taxes	$13,148	$14,618	($1,470)	(10.1%)	24.4%
Salaries and Benefits for On-site Employees	12,954	13,745	(791)	(5.8%)	24.0%
Utilities	12,691	13,588	(897)	(6.6%)	23.5%
Repairs and Maintenance	8,600	9,049	(449)	(5.0%)	16.0%
Property Insurance	2,984	2,646	338	12.8%	5.5%
Other	3,583	3,653	(70)	(1.9%)	6.6%

Total Same Property	$53,960	$57,299	($3,339)	(5.8%)	100.0%

					% of Actual 2010 Operating
Year to Date Comparison (a)	2010	2009	$ Change	% Change	Expenses

Property taxes	$59,559	$63,630	($4,071)	(6.4%)	26.6%
Salaries and Benefits for On-site Employees	52,402	51,728	674	1.3%	23.4%
Utilities	49,995	47,172	2,823	6.0%	22.4%
Repairs and Maintenance	34,681	34,325	356	1.0%	15.5%
Property Insurance	12,654	12,032	622	5.2%	5.7%
Other	14,237	13,802	435	3.2%	6.4%

Total Same Property	$223,528	$222,689	$839	0.4%	100.0%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under major redevelopment.

CAMDEN	JOINT VENTURE OPERATIONS
	(In thousands, except per share and property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
OPERATING DATA (a)	2010	2009		2010	2009
Property Revenues
Rental revenues	$6,935	$6,649		$27,882	$26,271
Other property revenues	1,071	1,141		4,209	4,488
Total property revenues	8,006	7,790		32,091	30,759

Property Expenses
Property operating and maintenance	2,698	2,478		10,686	9,681
Real estate taxes	748	892		3,756	3,560
Total property expenses	3,446	3,370		14,442	13,241

Net Operating Income (NOI)	4,560	4,420		17,649	17,518

Other expenses
Interest	2,148	2,135		8,683	8,460
Depreciation and amortization	2,264	2,124		9,241	8,151
Other	202	58		564	212
Total other expenses	4,614	4,317		18,488	16,823

Equity in income (loss) of joint ventures	($54)	$103		($839)	$695

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2010	2010	2010	2010	2009
BALANCE SHEET DATA (b)
Land	$151,384	$207,835	$224,767	$224,767	$221,570
Buildings and improvements	956,422	1,066,607	1,118,940	1,116,369	1,097,778
	1,107,806	1,274,442	1,343,707	1,341,136	1,319,348
Accumulated depreciation	(203,673)	(210,378)	(208,560)	(198,220)	(187,455)
Real estate assets, net	904,133	1,064,064	1,135,147	1,142,916	1,131,893
Properties under development and land	7,530	26,516	23,304	23,067	42,930
Cash and other assets, net	23,633	30,827	28,416	25,436	27,180
Total assets	$935,296	$1,121,407	$1,186,867	$1,191,419	$1,202,003

Notes payable	$810,095	$949,870	$983,370	$982,546	$980,944
Notes payable due to Camden	3,408	17,696	43,852	50,725	49,710
Other liabilities	16,543	19,193	16,639	14,443	19,425
Total liabilities	830,046	986,759	1,043,861	1,047,714	1,050,079

Members' equity	105,250	134,648	143,006	143,705	151,924
Total liabilities and members' equity	$935,296	$1,121,407	$1,186,867	$1,191,419	$1,202,003

Camden's equity investment	$27,632	$33,226	$50,392	$42,994	$43,542
Distributions in excess of investment in joint ventures	($32,288)	($34,045)	($33,074)	($32,195)	($31,410)

Camden's pro-rata share of debt (c)	$193,130	$249,157	$261,102	$249,195	$248,410

PROPERTY DATA (end of period)
Total operating properties	43	43	43	43	42
Total operating apartment homes	12,435	12,834	12,818	12,818	12,699
Pro rata share of operating apartment homes	2,660	2,818	2,843	2,793	2,758
Total development properties	0	1	0	0	1
Total development apartment homes	0	110	0	0	119
Pro rata share of development apartment homes	0	22	0	0	36

(a)	Operating data represents Camden's pro-rata share of revenues and expenses.
(b)	Balance sheet and property data reported at 100%.
(c)	Excludes Camden's pro-rata share of notes payable due to Camden.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF DECEMBER 31, 2010 ($ in millions)

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized
Development Communities Under Construction		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations

1.	Camden Lake Nona	420	$61.0	$28.6	$28.6	3Q10	3Q11	2Q12	3Q14
	Orlando, FL
2.	Camden Summerfield II	187	32.0	7.2	7.2	3Q10	4Q11	1Q12	4Q12
	Landover, MD

Total Development Communities		607	$93.0	$35.8	$35.8

Additional Development Pipeline & Land (a)					171.1

Total Properties Under Development and Land (per Balance Sheet)					$206.9

(a)	Please refer to the Development Pipeline & Land Summary on page 19.

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		JOINT VENTURE DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF DECEMBER 31, 2010 ($ in millions)

				Camden
				Cash	Estimated/Actual Dates for
Joint Venture Third Party Developed		Total	Total	Equity	Construction	Initial	Construction	Stabilized	As of 01/30/11
Communities Completed		Homes	Cost	Invested	Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Braeswood Place	340	$50.4	$10.9	1Q07	1Q09	3Q09	1Q11	91%	92%
	Houston, TX

2.	Camden Ivy Hall	110	16.9	3.0	NA	NA	4Q10	2Q11	68%	60%
	Atlanta, GA
Total Joint Venture Third Party Developed Communities Completed		450	$67.3	$13.9					85%	84%

				Camden
				Cash	Camden
Joint Venture Third Party Developed		Total	Cost	Equity	Mezzanine
Pipeline Communities		Acres	to Date	Invested	Invested

1.	Lakes at 610	6.1	$7.4	$1.1	$3.4
	Houston, TX
Total Joint Venture Third Party Developed Pipeline Communities		6.1	$7.4	$1.1	$3.4

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF DECEMBER 31, 2010 ($ in millions)

		Projected
PIPELINE COMMUNITIES (a)		Homes	Cost to Date

1.	Camden Noma	317	$29.4
	Washington, DC
2.	Camden Royal Oaks II	103	5.7
	Houston, TX
3.	Camden Countryway	348	17.7
	Tampa, FL
4.	Camden Celebration	438	18.1
	Orlando, FL
5.	Camden Montague	192	3.7
	Tampa, FL
6.	Camden City Centre II	260	5.3
	Houston, TX
7.	Camden 5400 North Lamar	291	4.4
	Austin, TX
8.	Camden South Capitol	276	9.4
	Washington, DC
9.	Camden Amber Oaks II	244	1.9
	Austin, TX

Development Pipeline		2,469	$95.6

LAND HOLDINGS		Acreage	Cost to Date

	Washington, DC	0.9	$17.3
	Los Angeles, CA	2.0	17.3
	Houston, TX	16.3	9.9
	Denver, CO	23.3	11.6
	Dallas, TX	7.2	8.6
	Southeast Florida	2.2	4.6
	Las Vegas, NV	19.6	4.2
	Other	4.8	2.0

Land Holdings		76.3	$75.5

Total Development Pipeline and Land			$171.1

(a)
Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		ACQUISITIONS & DISPOSITIONS

(Unaudited)

2010 ACQUISITION/DISPOSITION ACTIVITY

Joint Venture Acquisitions		Location	Property Type	Apartment Homes	Year Built	Closing Date
1.	Camden Yorktown	Houston, TX	Multifamily	306	2008	07/08/10
2.	Camden Ivy Hall	Atlanta, GA	Multifamily	110	2010	07/27/10
3.	Camden South Bay	Corpus Christi, TX	Multifamily	270	2007	12/01/10

Total Joint Venture Acquisitions		$63.0	million	686 apartment homes
Pro Rata Joint Venture Acquisitions		$12.6	million

Balance Sheet Acquisitions (a)
1.	Camden Main and Jamboree	Irvine, CA	Multifamily	291	2008	08/17/10
2.	Camden College Park	College Park, MD	Multifamily	508	2008	12/21/10
3.	Camden Plaza	Houston, TX	Multifamily	271	2007	12/21/10

Total Balance Sheet Acquisitions		$238.9	million	1,070 apartment homes (a)

Total Acquisition Volume:		$301.9	million	1,756 apartment homes

Dispositions		Location	Property Type	Apartment Homes / Acreage	Year Built	Closing Date
1.	Andrau Land Parcel 1	Houston, TX	Undeveloped Land	0.7	N/A	04/19/10
2.	Andrau Land Parcel 2	Houston, TX	Undeveloped Land	1.0	N/A	05/25/10
3.	Camden Oasis	Euless, TX	Multifamily	602	1986	11/30/10
4.	Camden Westwind	Ashburn, VA	Multifamily	464	2006	12/14/10

Total Disposition Volume:		$104.9	million	1,066 apartment homes
				1.7 acres

(a)	These communities were acquired from Joint Ventures of which Camden previously owned a 30% interest. Apartment homes were previously accounted for in Camden's unit count.

CAMDEN	DEBT ANALYSIS
	(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF DECEMBER 31, 2010:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured		Percent	Interest Rate on
Year	Amortization	Maturities	Maturities	Total	of Total	Maturing Debt
2011	$4,548	$31,476	$122,966	$158,990	6.2%	6.2%
2012	3,800	69,541	689,667	763,008	29.8%	5.4%
2013	2,542	25,831	200,000	228,373	8.9%	5.4%
2014	2,520	8,827	0	11,347	0.4%	6.0%
2015	2,708	0	250,000	252,708	9.9%	5.1%
Thereafter	83,471	819,107	246,750	1,149,328	44.8%	4.6%
Total Maturing Debt	$99,589	$954,782	$1,509,383	$2,563,754	100.0%	5.1%

Unsecured Line of Credit	0	0	0	0	0.0%	N/A
Total Debt	$99,589	$954,782	$1,509,383	$2,563,754	100.0%	5.1%

Weighted Average Maturity of Debt		5.5 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$230,242	9.0%	1.3%	9.0 Years
Fixed rate debt		2,333,512	91.0%	5.4%	5.2 Years
Total		$2,563,754	100.0%	5.1%	5.5 Years

				Weighted Average
SECURED vs. UNSECURED DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt		$1,507,757	58.8%	5.5%	3.0 Years
Secured debt		1,055,997	41.2%	4.4%	9.1 Years
Total		$2,563,754	100.0%	5.1%	5.5 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt (a)		$825,755	78.2%	5.2%	9.1 Years
Conventional variable-rate mortgage debt (a)		189,926	18.0%	1.2%	7.2 Years
Tax exempt variable rate debt		40,316	3.8%	1.8%	17.5 Years
Total		$1,055,997	100.0%	4.4%	9.1 Years

REAL ESTATE ASSETS: (b)		Total Homes	% of Total	Total Cost	% of Total
Unencumbered real estate assets		37,302	72.4%	$4,018,106	71.1%
Encumbered real estate assets		14,186	27.6%	1,629,571	28.9%
Total		51,488	100.0%	$5,647,677	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is 2.7 times

(a)	Mortgage debt includes a construction loan for Camden Travis Street with a $31.5MM balance at 12/31/10, of which $16.6MM was fixed utilizing an interest rate swap.
(b)	Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
	(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2011 AND 2012:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter	Amortization	Maturities	Maturities	Total	Maturing Debt
1Q 2011	$1,268	$0	$87,966	$89,234	7.7%
2Q 2011	1,179	0	35,000	36,179	5.0%
3Q 2011	1,035	31,476	0	32,511	3.4%
4Q 2011	1,066	0	0	1,066	N/A
2011	$4,548	$31,476	$122,966	$158,990	6.2%

1Q 2012	$1,080	$0	$0	$1,080	N/A
2Q 2012	1,078	0	0	1,078	N/A
3Q 2012	922	69,541	0	70,463	5.0%
4Q 2012	720	0	689,667	690,387	5.4%
2012	$3,800	$69,541	$689,667	$763,008	5.4%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required	Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	< 60%	42%	Yes

Secured Debt to Gross Asset Value	< 35%	17%	Yes

Consolidated EBITDA to Total Fixed Charges	> 150%	238%	Yes

Unencumbered Adjusted NOI to Unsecured Interest Expense	> 200%	298%	Yes

Unencumbered Adjusted NOI to Total Unsecured Debt	> 11.5%	16%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required	Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	< 60%	43%	Yes

Total Secured Debt to Total Asset Value	< 40%	18%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	> 150%	287%	Yes

Consolidated Income Available for Debt Service to Total	> 150%	268%	Yes
Annual Service Charges

(a)
For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b)	Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
	DEBT ANALYSIS
	(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF DECEMBER 31, 2010:

	Future Scheduled Repayments (a)				Weighted Average
		Secured		Percent	Interest Rate on
Year (b)	Amortization	Maturities	Total	of Total	Maturing Debt
2011	$346	$51,024	$51,370	26.6%	2.0%
2012	412	111,275	111,687	57.8%	5.1%
2013	495	0	495	0.3%	N/A
2014	467	11,710	12,177	6.3%	5.7%
2015	242	5,900	6,142	3.2%	2.1%
Thereafter	4,372	6,328	10,700	5.5%	3.0%
Total Maturing Debt	$6,334	$186,237	$192,571	99.7%	4.1%

Subscription line of credit (c)	0	559	559	0.3%	1.5%
Total Debt	$6,334	$186,796	$193,130	100.0%	4.1%

Weighted Average Maturity of Debt (b)		2.1 Years

Total Recourse Exposure (d)		$11,009

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Floating rate debt		$65,841	34.1%	1.9%	2.2 Years
Fixed rate debt		127,289	65.9%	5.2%	2.0 Years
Total		$193,130	100.0%	4.1%	2.1 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Conventional fixed-rate mortgage debt		$127,288	65.9%	5.2%	2.0 Years
Conventional variable-rate mortgage debt		9,680	5.0%	1.8%	3.5 Years
Tax exempt variable rate debt		4,579	2.4%	0.7%	21.3 Years
Variable-rate construction loans		51,024	26.4%	2.0%	0.3 Years
Subscription line of credit		559	0.3%	1.5%	0.6 Years
Total		$193,130	100.0%	4.1%	2.1 Years

REAL ESTATE ASSETS: (e)		Total Homes	Total Cost
Operating real estate assets		12,435	$1,107,951
Predevelopment real estate assets		-	7,385
Total		12,435	$1,115,336

(a)	Excludes Camden's pro-rata share of Notes Payable due to Camden.
(b)	Excluding unexercised extension options.
(c)	As of December 31, 2010 these borrowings were drawn under a subscription secured line of credit with $5.0 million in total capacity. Camden has a 20% ownership interest in the borrowing entity.
(d)	Represents Camden's potential liability under joint venture construction loan guarantees as of December 31, 2010.
(e)	Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
	DEBT MATURITY ANALYSIS
	(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2011 and 2012: (a)

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter	Amortization	Secured Maturities	Total	Maturing Debt
1Q 2011	$74	$5,287	$5,361	1.9%
2Q 2011	75	44,036	44,111	2.0%
3Q 2011	97	560	657	1.5%
4Q 2011	100	1,700	1,800	2.6%
2011	$346	$51,583	$51,929	2.0%

1Q 2011	$102	$0	$102	N/A
2Q 2011	$101	$54,521	54,622	5.1%
3Q 2011	$103	$35,980	36,083	4.7%
4Q 2011	$106	$20,774	20,880	5.8%
2011	$412	$111,275	$111,687	5.1%

(a)	3Q 2011 maturities include a subscription secured line of credit with $559 (Camden's pro-rata share) outstanding as of December 31, 2010. The line of credit has $5.0 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
	& MAINTENANCE EXPENSE
	(In thousands, except per unit data)

(Unaudited)
	Fourth Quarter 2010 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$2,284	$45	$914	$18
Appliances	9.7 years	1,646	32	202	4
Painting	-	-	-	1,526	30
Cabinetry/Countertops	10.0 years	300	6	-	-
Other	10.1 years	998	20	462	9
Exteriors
Painting	5.0 years	689	14	-	-
Carpentry	10.0 years	209	4	-	-
Landscaping	6.0 years	478	9	2,286	45
Roofing	20.0 years	172	3	92	2
Site Drainage	10.0 years	38	1	-	-
Fencing/Stair	10.0 years	111	2	-	-
Other (b)	8.3 years	1,531	30	2,818	55
Common Areas
Mech., Elec., Plumbing	9.6 years	1,243	24	884	17
Parking/Paving	5.0 years	378	7	-	-
Pool/Exercise/Facility	6.8 years	794	16	275	5

		$10,871	$213	$9,459	$186

Weighted Average Apartment Homes			50,970		50,970

	Year to Date 2010 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$9,524	$188	$3,447	$68
Appliances	9.7 years	4,973	98	787	15
Painting	-	-	-	6,003	118
Cabinetry/Countertops	10.0 years	971	19	-	-
Other	10.1 years	3,676	72	1,839	36
Exteriors
Painting	5.0 years	2,218	44	-	-
Carpentry	10.0 years	2,134	42	-	-
Landscaping	6.0 years	1,299	26	10,428	205
Roofing	20.0 years	1,880	37	373	7
Site Drainage	10.0 years	320	6	-	-
Fencing/Stair	10.0 years	648	13	-	-
Other (c)	8.3 years	4,699	93	10,145	200
Common Areas
Mech., Elec., Plumbing	9.6 years	3,914	77	3,601	71
Parking/Paving	5.0 years	1,115	22	-	-
Pool/Exercise/Facility	6.8 years	3,478	68	1,370	27

		$40,849	$804	$37,993	$748

Weighted Average Apartment Homes			50,794		50,794

(a)
Includes discontinued operations. Capitalized expenditures for discontinued operations were $99 and $268 for the three and twelve months ended December 31, 2010, respectively.  Maintenance expenses for discontinued operations were $162 and $657 for the same periods.

(b)	Weighted average useful life of capitalized expenses for the three and twelve months ended December 31, 2010.
(c)	Includes in part the following items: site/building repair, masonry/plaster, and general conditions.

CAMDEN	2011 Financial Outlook
	as of February 3, 2011

(Unaudited)

2010 Reported FFO, Adjusted for Non-Routine Items

	Total	Per Share
2010 Reported FFO	$194,309	$2.72
Adjustments for 2010 non-routine items:
Less: Gain on final resolution of a contingent liability on previously sold assets (1Q2010)	(2,677)	(0.04)
Less: Other income recognized as a result of the dissolution of a joint venture (4Q2010)	(4,175)	(0.06)
Plus: Impairment associated with a technology investment (4Q2010)	1,000	0.01

2010 FFO adjusted for non-routine items	$188,457	$2.63

2010 Fully Diluted Shares Outstanding - FFO		71,552

December 31, 2010 Fully Diluted Shares Outstanding - FFO		74,795

2010 FFO adjusted for non-routine items and December 31, 2010 Fully Diluted Shares Outstanding - FFO		$2.52

2011 Financial Outlook

Earnings Guidance - Per Diluted Share
Expected net income attributable to common shareholders per share - diluted		$0.20 - $0.50
Expected real estate depreciation		$2.34
Expected adjustments for unconsolidated joint ventures		$0.14
Expected income allocated to noncontrolling interests		$0.02
Expected FFO per share - diluted		$2.70 - $3.00

"Same Property" Communities
Number of Units		47,600
2010 Base Net Operating Income		$347 million
Total Revenue Growth		3.25% - 5.00%
Total Expense Growth		2.50% - 3.50%
Net Operating Income Growth		4.00% - 6.00%
Physical Occupancy		94.70%
∙ Impact from 1.0% change in NOI Growth is approximately $0.05 / share

Acquisitions/Dispositions
Future Dispositions Volume		$0 - $100 million
Future Acquisitions Volume (consolidated on balance sheet)		$0 - $100 million
Future Acquisitions Volume (joint venture)		$300 - $800 million

Development
Development Starts (consolidated on balance sheet)		$200 - $400 million
Development Starts (joint venture)		$50 - $150 million

Capitalized Maintenance Expenditures		$44 - $48 million

Non-Property Income
Non-Property Income, Net		$2 - $4 million
Includes: Fee and asset management income, net of expenses and
Interest and other income

Corporate Expenses
General and administrative and property management expenses		$50 - $54 million

Debt
Capitalized Interest		$7 - $10 million
Expensed Interest		$113 - $117 million

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements earlier in this document.  Additionally, please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
	DEFINITIONS & RECONCILIATIONS
	(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Net income (loss) attributable to common shareholders	$17,147	($79,286)	$23,216	($50,800)
Real estate depreciation from continuing operations	43,550	41,927	167,949	167,120
Real estate depreciation from discontinued operations	435	846	2,711	3,360
Adjustments for unconsolidated joint ventures	2,190	1,988	8,943	7,800
Income (loss) allocated to noncontrolling interests	240	(1,794)	1,104	(646)
Gain on sale of discontinued operations	(9,614)	-	(9,614)	(16,887)
Funds from operations - diluted	$53,948	($36,319)	$194,309	$109,947

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	71,587	66,134	68,957	62,359
FFO diluted	73,847	69,119	71,552	65,266

Net income attributable to common shareholders - diluted	$0.24	($1.19)	$0.33	($0.80)
FFO per common share - diluted	$0.73	($0.53)	$2.72	$1.68

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS). A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	1Q11 Range		2011 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.01	$0.05	$0.20	$0.50
Expected real estate depreciation	$0.61	$0.61	$2.34	$2.34
Expected adjustments for unconsolidated joint ventures	$0.03	$0.03	$0.14	$0.14
Expected income allocated to noncontrolling interests	$0.00	$0.00	$0.02	$0.02
Expected FFO per share - diluted	$0.65	$0.69	$2.70	$3.00

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
	DEFINITIONS & RECONCILIATIONS
	(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Net income attributable to common shareholders	$17,147	($79,286)	$23,216	($50,800)
Less: Fee and asset management income	(2,144)	(1,915)	(8,172)	(8,008)
Less: Interest and other income	(4,596)	(412)	(8,584)	(2,826)
Less: (Income) loss on deferred compensation plans	(4,763)	(2,907)	(11,581)	(14,609)
Plus: Property management expense	4,988	5,016	19,982	18,864
Plus: Fee and asset management expense	1,230	1,366	4,841	4,878
Plus: General and administrative expense	8,423	8,233	30,762	31,243
Plus: Interest expense	30,815	30,932	125,893	128,296
Plus: Depreciation and amortization	44,837	43,073	172,849	171,322
Plus: Amortization of deferred financing costs	1,478	1,569	4,102	3,925
Plus: Expense (benefit) on deferred compensation plans	4,763	2,907	11,581	14,609
Less: (Gain) on sale of properties, including land	-	-	(236)	-
Plus: Loss on early retirement of debt	-	-	-	2,550
Less: Equity in (income) loss of joint ventures	54	(103)	839	(695)
Plus: Impairment associated with land development activities	-	85,614	-	85,614
Plus: Impairment provision for technology investments	1,000	-	1,000	-
Plus: Income allocated to perpetual preferred units	1,750	1,750	7,000	7,000
Plus: Income (loss) allocated to noncontrolling interests	384	(1,851)	926	(403)
Plus: Income tax expense - current	295	195	1,581	967
Less: (Income) from discontinued operations	(738)	(864)	(3,481)	(5,101)
Less: (Gain) loss on sale of discontinued operations	(9,614)	-	(9,614)	(16,887)
Net Operating Income (NOI)	$95,309	$93,317	$362,904	$369,939

"Same Property" Communities	$86,314	$86,210	$334,014	$346,237
Non-"Same Property" Communities	9,314	6,876	29,609	22,311
Other	(319)	231	(719)	1,391
Net Operating Income (NOI)	$95,309	$93,317	$362,904	$369,939

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on early retirement of debt, and income (loss) allocated to noncontrolling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Net income attributable to common shareholders	$17,147	($79,286)	$23,216	($50,800)
Plus: Interest expense	30,815	30,932	125,893	128,296
Plus: Amortization of deferred financing costs	1,478	1,569	4,102	3,925
Plus: Depreciation and amortization	44,837	43,073	172,849	171,322
Plus: Income allocated to perpetual preferred units	1,750	1,750	7,000	7,000
Plus: Income (loss) allocated to noncontrolling interests	384	(1,851)	926	(403)
Plus: Income tax expense - current	295	195	1,581	967
Plus: Real estate depreciation and amortization from discontinued operations	435	846	2,711	3,360
Less: (Gain) on sale of properties, including land	-	-	(236)	-
Plus: Loss on early retirement of debt	-	-	-	2,550
Less: Equity in (income) loss of joint ventures	54	(103)	839	(695)
Plus: Impairment associated with land development activities	-	85,614	-	85,614
Plus: Impairment provision for technology investments	1,000	-	1,000	-
Less: (Gain) loss on sale of discontinued operations	(9,614)	-	(9,614)	(16,887)
EBITDA	$88,581	$82,739	$330,267	$334,249

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Standard & Poors	BBB	Stable
	Moody's	Baa1	Stable

Estimated Future Dates:		Q1 '11	Q2 '11	Q3 '11	Q4 '11
Earnings release & conference call		Early May	Early Aug	Late Oct	Early Feb

Dividend Information - Common Shares:		Q1 '10	Q2 '10	Q3 '10	Q4 '10
Declaration Date		03/15/10	06/15/10	09/15/10	12/06/10
Record Date		03/31/10	06/30/10	09/30/10	12/20/10
Payment Date		04/16/10	07/16/10	10/18/10	01/18/11
Distributions Per Share		$0.45	$0.45	$0.45	$0.45

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call 1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Dennis M. Steen	Chief Financial Officer
Kimberly A. Callahan	Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
	Community Statistics as of 12/31/10

(Unaudited)							4Q10 Avg
			Year Placed	Average	Apartment	4Q10 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	91%	$766	$0.97
Camden Fountain Palms (1)	Peoria	AZ	1986/1996	1,050	192	90%	657	0.63
Camden Legacy	Scottsdale	AZ	1996	1,067	428	94%	841	0.79
Camden Pecos Ranch (1)	Chandler	AZ	2001	924	272	96%	751	0.81
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	95%	884	0.85
Camden Sierra (1)	Peoria	AZ	1997	925	288	89%	647	0.70
Camden Towne Center (1)	Glendale	AZ	1998	871	240	92%	664	0.76
Camden Vista Valley	Mesa	AZ	1986	923	357	90%	601	0.65
TOTAL ARIZONA	8	Properties		951	2,433	92%	736	0.78

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	93%	1,508	1.50
Camden Harbor View	Long Beach	CA	2004	975	538	94%	1,846	1.89
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	90%	1,746	1.73
Camden Martinique	Costa Mesa	CA	1986	794	714	92%	1,247	1.57
Camden Parkside (1)	Fullerton	CA	1972	836	421	93%	1,183	1.42
Camden Sea Palms	Costa Mesa	CA	1990	891	138	97%	1,427	1.60
Total Los Angeles/Orange County	6	Properties		904	2,481	93%	1,474	1.63

Camden Old Creek	San Marcos	CA	2007	1,037	350	92%	1,536	1.48
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	92%	1,474	1.53
Camden Tuscany	San Diego	CA	2003	896	160	93%	1,841	2.05
Camden Vineyards	Murrieta	CA	2002	1,053	264	90%	1,214	1.15
Total San Diego/Inland Empire	4	Properties		995	1,196	92%	1,484	1.49

TOTAL CALIFORNIA	10	Properties		934	3,677	92%	1,477	1.58

Camden Caley	Englewood	CO	2000	925	218	97%	867	0.94
Camden Centennial	Littleton	CO	1985	744	276	95%	673	0.90
Camden Denver West (1)	Golden	CO	1997	1,015	320	91%	1,055	1.04
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	94%	1,107	0.96
Camden Interlocken	Broomfield	CO	1999	1,022	340	95%	1,117	1.09
Camden Lakeway	Littleton	CO	1997	932	451	93%	879	0.94
Camden Pinnacle	Westminster	CO	1985	748	224	93%	692	0.93
TOTAL COLORADO	7	Properties		949	2,171	94%	932	0.98

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	95%	1,359	1.28
Camden Clearbrook	Frederick	MD	2007	1,048	297	94%	1,238	1.18
Camden College Park	College Park	MD	2008	942	508	93%	1,525	1.62
Camden Dulles Station	Oak Hill	VA	2009	984	366	95%	1,489	1.51
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	96%	1,517	1.44
Camden Fairfax Corner	Fairfax	VA	2006	934	488	96%	1,557	1.67
Camden Fallsgrove	Rockville	MD	2004	996	268	95%	1,554	1.56
Camden Grand Parc	Washington	DC	2002	674	105	96%	2,345	3.48
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,283	1.28
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	94%	1,544	1.50
Camden Monument Place	Fairfax	VA	2007	856	368	95%	1,431	1.67
Camden Potomac Yard	Arlington	VA	2008	835	378	94%	1,867	2.24
Camden Roosevelt	Washington	DC	2003	856	198	100%	2,272	2.65
Camden Russett	Laurel	MD	2000	992	426	95%	1,357	1.37
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,304	1.34
Camden Summerfield	Landover	MD	2008	957	291	93%	1,513	1.58
TOTAL DC METRO	16	Properties		963	5,604	95%	1,511	1.57

Camden Aventura	Aventura	FL	1995	1,108	379	95%	1,356	1.22
Camden Brickell	Miami	FL	2003	937	405	96%	1,402	1.50
Camden Doral	Miami	FL	1999	1,120	260	95%	1,472	1.31
Camden Doral Villas	Miami	FL	2000	1,253	232	96%	1,571	1.25
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	95%	1,532	1.47
Camden Plantation	Plantation	FL	1997	1,201	502	95%	1,255	1.05
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	94%	1,286	1.16
Total Southeast Florida	7	Properties		1,103	2,520	95%	1,396	1.26

Camden Club	Longwood	FL	1986	1,077	436	94%	818	0.76
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	95%	920	0.86
Camden Lago Vista	Orlando	FL	2005	955	366	95%	845	0.89
Camden Landings	Orlando	FL	1983	748	220	93%	631	0.84
Camden Lee Vista	Orlando	FL	2000	937	492	94%	812	0.87
Camden Orange Court	Orlando	FL	2008	812	261	94%	1,046	1.30
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	92%	762	0.85
Camden Reserve	Orlando	FL	1990/1991	824	526	93%	682	0.83
Camden World Gateway	Orlando	FL	2000	979	408	93%	902	0.92
Total Orlando	9	Properties		928	3,557	94%	813	0.88

CAMDEN	COMMUNITY TABLE
Community Statistics as of 12/31/10

(Unaudited)							4Q10 Avg
			Year Placed	Average	Apartment	4Q10 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	95%	806	0.85
Camden Bay Pointe	Tampa	FL	1984	771	368	93%	652	0.84
Camden Bayside	Tampa	FL	1987/1989	748	832	95%	700	0.94
Camden Citrus Park	Tampa	FL	1985	704	247	93%	637	0.90
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	93%	639	0.87
Camden Lakeside	Brandon	FL	1986	729	228	92%	706	0.97
Camden Live Oaks	Tampa	FL	1990	1,093	770	93%	760	0.69
Camden Preserve	Tampa	FL	1996	942	276	95%	959	1.02
Camden Providence Lakes	Brandon	FL	1996	1,024	260	93%	861	0.84
Camden Royal Palms	Brandon	FL	2006	1,017	352	93%	906	0.89
Camden Westshore	Tampa	FL	1986	728	278	96%	778	1.07
Camden Woods	Tampa	FL	1986	1,223	444	95%	791	0.65
Total Tampa/St. Petersburg	12	Properties		897	5,503	94%	755	0.84

TOTAL FLORIDA	28	Properties		951	11,580	94%	912	0.96

Camden Brookwood	Atlanta	GA	2002	912	359	94%	932	1.02
Camden Dunwoody	Atlanta	GA	1997	1,007	324	95%	839	0.83
Camden Deerfield	Alpharetta	GA	2000	1,187	292	92%	897	0.76
Camden Ivy Hall (1) (2)	Atlanta	GA	2010	1,181	110	Lease-Up	1,646	1.39
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	92%	929	0.99
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	93%	843	0.82
Camden River	Duluth	GA	1997	1,103	352	93%	846	0.77
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	93%	813	0.71
Camden St. Clair	Atlanta	GA	1997	999	336	94%	862	0.86
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	92%	735	0.73
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	88%	708	0.62
TOTAL GEORGIA	11	Properties		1,047	3,312	93%	869	0.83

Camden Brookside (1)	Louisville	KY	1987	732	224	95%	654	0.89
Camden Meadows (1)	Louisville	KY	1987/1990	746	400	94%	686	0.92
Camden Oxmoor (1)	Louisville	KY	2000	903	432	94%	830	0.92
Camden Prospect Park (1)	Louisville	KY	1990	916	138	95%	765	0.84
TOTAL KENTUCKY	4	Properties		820	1,194	94%	741	0.90

Camden Passage (1)	Kansas City	MO	1989/1997	834	596	93%	647	0.78
Total Kansas City	1	Property		834	596	93%	647	0.78

Camden Cedar Lakes (1)	Lake St. Louis	MO	1986	852	420	91%	622	0.73
Camden Cove West (1)	Creve Coeur	MO	1990	828	276	96%	818	0.99
Camden Cross Creek (1)	St. Louis	MO	1973/1980	947	591	93%	740	0.78
Camden Westchase (1)	St. Louis	MO	1986	945	160	96%	854	0.90
Total St. Louis	4	Properties		896	1,447	93%	733	0.82

TOTAL MISSOURI	5	Properties		878	2,043	93%	708	0.81

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	92%	727	0.77
Camden Breeze	Las Vegas	NV	1989	846	320	92%	724	0.86
Camden Canyon	Las Vegas	NV	1995	987	200	92%	850	0.86
Camden Commons	Henderson	NV	1988	936	376	92%	745	0.80
Camden Cove	Las Vegas	NV	1990	898	124	91%	722	0.80
Camden Del Mar	Las Vegas	NV	1995	986	560	94%	887	0.90
Camden Fairways	Henderson	NV	1989	896	320	95%	866	0.97
Camden Hills	Las Vegas	NV	1991	439	184	89%	506	1.15
Camden Legends	Henderson	NV	1994	792	113	89%	813	1.03
Camden Palisades	Las Vegas	NV	1991	905	624	91%	741	0.82
Camden Pines (1)	Las Vegas	NV	1997	982	315	92%	793	0.81
Camden Pointe	Las Vegas	NV	1996	983	252	91%	737	0.75
Camden Summit (1)	Henderson	NV	1995	1,187	234	93%	1,088	0.92
Camden Tiara (1)	Las Vegas	NV	1996	1,043	400	93%	846	0.81
Camden Vintage	Las Vegas	NV	1994	978	368	90%	717	0.73
Oasis Bay (1)	Las Vegas	NV	1990	876	128	96%	756	0.86
Oasis Crossings (1)	Las Vegas	NV	1996	983	72	91%	761	0.77
Oasis Emerald (1)	Las Vegas	NV	1988	873	132	92%	639	0.73
Oasis Gateway (1)	Las Vegas	NV	1997	1,146	360	90%	793	0.69
Oasis Island (1)	Las Vegas	NV	1990	901	118	91%	646	0.72
Oasis Landing (1)	Las Vegas	NV	1990	938	144	91%	699	0.75
Oasis Meadows (1)	Las Vegas	NV	1996	1,031	383	87%	733	0.71
Oasis Palms (1)	Las Vegas	NV	1989	880	208	89%	673	0.76
Oasis Pearl (1)	Las Vegas	NV	1989	930	90	91%	716	0.77
Oasis Place (1)	Las Vegas	NV	1992	440	240	90%	505	1.15
Oasis Ridge (1)	Las Vegas	NV	1984	391	477	84%	424	1.09
Oasis Sierra (1)	Las Vegas	NV	1998	923	208	92%	788	0.85
Oasis Springs (1)	Las Vegas	NV	1988	838	304	87%	595	0.71
Oasis Vinings (1)	Las Vegas	NV	1994	1,152	234	88%	733	0.64
TOTAL NEVADA	29	Properties		903	8,016	91%	735	0.81

CAMDEN	COMMUNITY TABLE
Community Statistics as of 12/31/10

(Unaudited)							4Q10 Avg
			Year Placed	Average	Apartment	4Q10 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Ballantyne	Charlotte	NC	1998	1,045	400	94%	814	0.78
Camden Cotton Mills	Charlotte	NC	2002	905	180	98%	1,036	1.15
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,059	1.24
Camden Fairview	Charlotte	NC	1983	1,036	135	95%	760	0.73
Camden Forest	Charlotte	NC	1989	703	208	91%	544	0.77
Camden Foxcroft	Charlotte	NC	1979	940	156	94%	705	0.75
Camden Grandview	Charlotte	NC	2000	1,057	266	98%	1,157	1.10
Camden Habersham	Charlotte	NC	1986	773	240	94%	603	0.78
Camden Park Commons	Charlotte	NC	1997	861	232	92%	627	0.73
Camden Pinehurst	Charlotte	NC	1967	1,147	407	91%	719	0.63
Camden Sedgebrook	Charlotte	NC	1999	972	368	95%	752	0.77
Camden Simsbury	Charlotte	NC	1985	874	100	93%	686	0.79
Camden South End Square	Charlotte	NC	2003	882	299	96%	934	1.06
Camden Stonecrest	Charlotte	NC	2001	1,098	306	94%	855	0.78
Camden Touchstone	Charlotte	NC	1986	899	132	96%	703	0.78
Total Charlotte	15	Properties		961	3,574	94%	801	0.83

Camden Crest	Raleigh	NC	2001	1,013	438	94%	749	0.74
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	97%	839	0.80
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	769	0.72
Camden Manor Park	Raleigh	NC	2006	966	484	93%	814	0.84
Camden Overlook	Raleigh	NC	2001	1,060	320	93%	853	0.80
Camden Reunion Park	Apex	NC	2000/2004	972	420	93%	668	0.69
Camden Westwood	Morrisville	NC	1999	1,027	354	94%	737	0.72
Total Raleigh	7	Properties		1,017	2,704	94%	770	0.76

TOTAL NORTH CAROLINA	22	Properties		985	6,278	94%	787	0.80

Camden Valleybrook	Chadds Ford	PA	2002	992	352	93%	1,291	1.30
TOTAL PENNSYLVANIA	1	Property		992	352	93%	1,291	1.30

Camden Amber Oaks (1)	Austin	TX	2009	862	348	93%	779	0.90
Camden Cedar Hills	Austin	TX	2008	911	208	92%	933	1.02
Camden Gaines Ranch	Austin	TX	1997	955	390	95%	940	0.98
Camden Huntingdon	Austin	TX	1995	903	398	94%	706	0.78
Camden Laurel Ridge	Austin	TX	1986	702	183	94%	572	0.82
Camden Ridgecrest	Austin	TX	1995	855	284	93%	665	0.78
Camden South Congress (1)	Austin	TX	2001	975	253	94%	1,342	1.38
Camden Stoneleigh	Austin	TX	2001	908	390	94%	866	0.95
Total Austin	8	Properties		894	2,454	94%	849	0.95

Camden Breakers	Corpus Christi	TX	1996	868	288	93%	892	1.03
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	92%	671	0.87
Camden Miramar (3)	Corpus Christi	TX	1994-2010	485	816	98%	947	1.95
Camden South Bay (1)	Corpus Christi	TX	2007	1,055	270	96%	990	0.94
Total Corpus Christi	4	Properties		697	1,718	93%	890	1.28

Camden Addison (1)	Addison	TX	1996	942	456	95%	762	0.81
Camden Buckingham	Richardson	TX	1997	919	464	94%	771	0.84
Camden Centreport	Ft. Worth	TX	1997	911	268	94%	767	0.84
Camden Cimarron	Irving	TX	1992	772	286	96%	763	0.99
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	853	0.91
Camden Gardens	Dallas	TX	1983	652	256	96%	520	0.80
Camden Glen Lakes	Dallas	TX	1979	877	424	92%	720	0.82
Camden Legacy Creek	Plano	TX	1995	831	240	96%	816	0.98
Camden Legacy Park	Plano	TX	1996	871	276	96%	832	0.96
Camden Springs	Dallas	TX	1987	713	304	93%	542	0.76
Camden Valley Creek	Irving	TX	1984	855	380	92%	624	0.73
Camden Valley Park	Irving	TX	1986	743	516	94%	706	0.95
Camden Valley Ridge	Irving	TX	1987	773	408	92%	570	0.74
Camden Westview	Lewisville	TX	1983	697	335	91%	578	0.83
Total Dallas/Ft. Worth	14	Properties		837	5,517	94%	717	0.86

CAMDEN	COMMUNITY TABLE
Community Statistics as of 12/31/10

(Unaudited)							4Q10 Avg
			Year Placed	Average	Apartment	4Q10 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

	Belle Meade (1)	Houston	TX	2010	1,414	119	93%	2,612	1.85
	Braeswood Place (1) (2)	Houston	TX	2009	1,042	340	Lease-up	1,380	1.32
	Camden Baytown	Baytown	TX	1999	844	272	86%	770	0.91
	Camden City Centre	Houston	TX	2007	932	379	93%	1,250	1.34
	Camden Creek	Houston	TX	1984	639	456	89%	578	0.91
	Camden Greenway	Houston	TX	1999	861	756	93%	1,016	1.18
	Camden Holly Springs (1)	Houston	TX	1999	934	548	92%	871	0.93
	Camden Midtown	Houston	TX	1999	844	337	97%	1,179	1.40
	Camden Oak Crest	Houston	TX	2003	870	364	90%	812	0.93
	Camden Park (1)	Houston	TX	1995	866	288	90%	768	0.89
	Camden Plaza	Houston	TX	2007	915	271	92%	1,226	1.34
	Camden Royal Oaks	Houston	TX	2006	923	236	90%	1,116	1.21
	Camden Steeplechase	Houston	TX	1982	748	290	88%	619	0.83
	Camden Stonebridge	Houston	TX	1993	845	204	94%	794	0.94
	Camden Sugar Grove (1)	Stafford	TX	1997	921	380	90%	852	0.92
	Camden Travis Street (1)	Houston	TX	2010	819	253	97%	1,242	1.52
	Camden Vanderbilt	Houston	TX	1996/1997	863	894	93%	1,108	1.28
	Camden Whispering Oaks	Houston	TX	2008	934	274	91%	969	1.04
	Camden Yorktown (1)	Houston	TX	2008	995	306	95%	963	0.97
	Total Houston	19	Properties		883	6,967	92%	1,007	1.14

	TOTAL TEXAS	45	Properties		850	16,656	94%	875	1.03

TOTAL PROPERTIES		186	Properties		922	63,316	93%	$937	$1.02

(1)	Communities owned through investment in joint venture.
(2)	Completed communities in lease-up as of December 31, 2010 are excluded from total occupancy numbers.
(3)	Miramar is a student housing community which is excluded from total occupancy numbers.